Exhibit 99.2

Impinj, Inc. Announces Upsize and Pricing of Offering of $250 Million of 1.125% Convertible Senior Notes Due 2027

SEATTLE – November 2, 2021 – Impinj, Inc. (Nasdaq: PI) a leading RAIN RFID provider and Internet of Things pioneer, today announced the pricing of $250 million aggregate principal amount of Convertible Senior Notes due 2027 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The size of the offering was increased from the previously announced $225 million in aggregate principal amount. Impinj also granted the initial purchasers of the notes a 13-day option to purchase up to an additional $37.5 million aggregate principal amount of the notes. The sale of the notes to the initial purchasers is expected to settle on November 5, 2021, subject to customary closing conditions, and is expected to result in approximately $241.9 million in net proceeds to Impinj after deducting the initial purchasers’ discount and estimated offering expenses payable by Impinj (assuming no exercise of the initial purchasers’ option to purchase additional notes).

The notes will be senior, unsecured obligations of Impinj. The notes will bear interest at a rate of 1.125% per year. Interest will be payable semi-annually in arrears on May 15 and November 15 of each year, beginning on May 15, 2022. The notes will mature on May 15, 2027, unless earlier redeemed, repurchased or converted. Impinj may not redeem the notes prior to November 20, 2024. Impinj may redeem for cash all or any portion of the notes, at its option, on or after November 20, 2024, if the last reported sale price of Impinj’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on and including the trading day preceding the date on which Impinj provides notice of redemption at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus any accrued and unpaid interest to, but excluding, the redemption date. No sinking fund is provided for the notes, which means that Impinj is not required to redeem or retire the notes periodically. Holders of the notes will have the right to require Impinj to repurchase for cash all or a portion of their notes upon the occurrence of a fundamental change (as defined in the indenture governing the notes) at a purchase price of 100% of their principal amount plus any accrued and unpaid interest.

The notes will be convertible at an initial conversion rate of 9.0061 shares of Impinj’s common stock, per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $111.04 per share, which represents a conversion premium of approximately 42.5% to the last reported sale price of $77.92 per share of Impinj’s common stock on The Nasdaq Global Select Market on November 2, 2021).

Prior to the close of business on the business day immediately preceding February 15, 2027, the notes will be convertible at the option of the noteholders only upon the satisfaction of specified conditions and during certain periods. On or after February 15, 2027 until the close of business on the second scheduled trading day preceding the maturity date, the notes will be convertible at the option of the noteholders at any time regardless of these conditions. Conversions of the notes will be settled in cash, shares of Impinj’s common stock, or a combination thereof, at Impinj’s election.

Impinj intends to use approximately $184.2 million of the net proceeds from the offering of the notes for the repurchase for cash of approximately $76.4 million aggregate principal amount of its outstanding 2.00% convertible senior notes due 2026 (the “2026 Notes”) through individual privately negotiated transactions concurrently with the offering of the notes (collectively, the “2026 Note Repurchase”). Impinj intends to use the remainder of the net proceeds from the offering for general corporate purposes.

In connection with the 2026 Note Repurchase, holders of the 2026 Notes may enter into or unwind various derivatives with respect to Impinj’s common stock (including entering into derivatives with one or more of the initial purchasers in the offering of the notes or their respective affiliates) and/or purchase shares of Impinj’s common stock concurrently with or shortly after the pricing of the notes. The 2026 Note Repurchase, and the potential related market activities by selling holders of the 2026 Notes (such as purchases of shares of Impinj’s common stock), could increase (or reduce the size of any decrease in) the market price of Impinj’s common stock, which may also affect the trading price of the notes at that time. Such activity could affect the market price of Impinj’s common stock concurrently with the pricing of the notes, and could result in a higher effective conversion price for the notes. Impinj cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes offered or Impinj’s common stock.

The notes were only offered to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act by means of a private offering memorandum. Neither the notes nor the shares of Impinj’s common stock potentially issuable upon conversion of the notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

About Impinj

Impinj (NASDAQ: PI) helps businesses and people analyze, optimize, and innovate by wirelessly connecting billions of everyday things – such as apparel, automobile parts, luggage, and shipments – to the Internet. The Impinj platform uses RAIN RFID to deliver timely data about these everyday things to business and consumer applications, enabling a boundless Internet of Things.

Impinj is a registered trademark of Impinj, Inc. All other trademarks are the property of their owners.

Cautionary Language Concerning Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding whether Impinj will issue the notes, the extent, and potential effects, of the 2026 Note Repurchase, whether the capped call transactions will become effective, the potential dilution to Impinj’s common stock and the expected use of the proceeds from the sale of the notes, including the 2026 Note Repurchase, and other statements contained in this press release that are not historical facts. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Impinj’s control. Impinj’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Impinj’s filings and reports with the Securities and Exchange Commission (“SEC”), as well as other filings and reports that may be filed by Impinj from time to time with the SEC. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for Impinj’s products may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; Impinj faces intense competition in its market; Impinj’s vulnerability to silicon wafer shortages; the impact of the COVID-19 pandemic on Impinj’s business; weakened global economic conditions may adversely affect its industry or customers; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; Impinj’s average selling prices and gross margins may decline and adversely impact its financial performance; Impinj may be unable to adequately protect its intellectual property; changes to the regulatory regime for Impinj’s products and services may harm its business; and other risks and uncertainties. Past performance is not necessarily indicative of future results. Impinj anticipates that subsequent events and developments will cause its views to change. Impinj undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Impinj’s views as of any date subsequent to the date of this press release.

For more information, contact:

Investor Relations

Andy Cobb, CFA

Vice President, Strategic Finance

+1-206-315-4470

ir@impinj.com

Media Relations

Jill West

Vice President, Strategic Communications

+1 206-834-1110

jwest@impinj.com